INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage. `

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      -------------------------------------------------------------------------
      Issuer: Quantum Effect Devices    Fund(s)List below in Question #10 below

      Offering Date:01/31/2000   No. of Securities Offered:   3,720,000
                                                    (# of shares or # of bonds)

      Affiliated Broker:    MSDW    Price Per Unit:     $16.00
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

     [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [] Municipal Securities   [ ] Offered in an  Eligible Foreign Offering *

  *See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      -------------------------------------------------------------------------

                                                               YES           NO
      -------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a firm
      commitment underwriting?                                 x
      -------------------------------------------------------------------------
                                                               YES           NO
      -------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley and
      not  allocated to Morgan Stanley if it is a "pot trade"? x
      -------------------------------------------------------------------------
                                                               YES           NO
      -------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan Stanley
      will not receive compensation in connection with the
      transaction?                                             x
      -------------------------------------------------------------------------
                                                               YES           NO
      -------------------------------------------------------------------------
  5   Will the securities be purchased  at not more than the
      public offering price and no later than the close
      of the first full  business day on which any sales are
      made?                                                    x
      -------------------------------------------------------------------------
                                                               YES           NO
      -------------------------------------------------------------------------
  6   Is the commission or spread to be received by the
      underwriters reasonable and fair compared to that
      received in comparable transactions?                      x
      -------------------------------------------------------------------------
                                                               YES    NO    N/A
      -------------------------------------------------------------------------
  7   If a municipal issuer,  (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized  Statistical Rating Organization,
      or  (2) if the  issuer  has  less  than  three  (3)
      years  of  continuous operations, does the issue
      have one of the three highest ratings from one such
      rating organization?                                                    x
      -------------------------------------------------------------------------
                                                                YES   NO    N/A
      -------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                         x
      -------------------------------------------------------------------------
                                                                YES   NO    N/A
      -------------------------------------------------------------------------
  9   If the transaction is intended for a third-party 40-Act
      Fund,  has it adopted affiliated underwriting procedures
      (I.e. Rule 10f-3) that permit it to engage in this
      transaction?  Please check with your Compliance
      Departement if unsure.                                     x
      -------------------------------------------------------------------------
                                                               YES           NO
      -------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering? (Do not include offshore funds
      (I.e.,SICAVs) in this calculation.)                      x
      --------------------

      SHOW CALCULATION HERE:

      Total Units Offered:                                         3,720,000.00
      Price per Unit:                                                     16.00
      10% of Total Offering:                                       5,952,000.00


      40-Act Fund                  Units        Offer                      Total
                                   To Buy       Price                      Value


            71281                    200          16                      $3,200
            71928                      0          16                          $0
            81087                  2,300          16                     $36,800
           391486                  2,200          16                     $35,200
           391548                    200          16                      $3,200
            52297                    100          16                      $1,600
         89902549                      0          16                          $0
         89902551                      0          16                          $0
         ESTF0004                    500          16                      $8,000
             MTEC                    200          16                      $3,200
         PRINAGGR                    700          16                     $11,200
          PRINCON                      0          16                          $0
          PRINLCV                      0          16                          $0
         PRINPART                    100          16                      $1,600
          PRINSCG                      0          16                          $0
             UFEG                    300          16                      $4,800

      Total Principal Amount Purchased by all                           $108,800
      40-Act Funds

      Total % of the Offering Purchased by all                             0.18%
      40-Act Funds
      --------------------------------------------------------------------------

                                                                   YES        NO
      -------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded to
      Lauren Teetsel in the NY Compliance Department?               X
      --------------------------------------------------------------------------


      -------------------------------------------------------------
      Portfolio Manager's or designee's Signature
      /William S Auslander/
      Compliance*:                                                 YES       NO

      --------------------------------------------------------------------------
 12   Has a copy of this  Checklist been forwarded to Chase
      Global Fund Services(fax#  617-557-8610) for
      MSDWIM-sponsored 40-Act Funds and to the appropriate
      outside administrators for third-party 40-Act Funds?
      (Note: Compliance  personnel  at the MSDWIM office
      executing these trades is responsible for ensuring that
      the appropriate outside administrator receives a copy
      of the Checklist.                                             X
      -------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
      ESTF0004              ENDEAVOR EQUITY
      MTEC                  MSDW TECHNOLOGY
      PRINAGGR              PRINCOR EQUITY
      PRINCON               PRINCOR CONCENTRATED
      PRINLCV               PRINCOR LARGE CAP VALUE
      PRINPART              PRINCOR SMALL CAP GROWTH
      UFEG                  UNIVERSAL EQUITY GROWTH


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Sequenom             Fund(s)     List below in Question #10 below

      Offering Date: 01/31/2000    No. of Securities Offered:         5,250,000
                                   (# of shares or # of bonds)

      Affiliated Broker:    MSDW   Price Per Unit:                       $26.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 []Eligible Rule 144A securities

      [ ]Municipal Securities  [ ] Offered in an  Eligible Foreign Offering *

  *See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2  Are the securities being offered pursuant to a firm
     commitment underwriting?                                   x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will  transaction be executed away from Morgan Stanley
      and not allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan Stanley
      will not receive compensation in connection with the
      transaction?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities  be  purchased  at not more than
      the public  offering price and no later than the close
      of the first full business day on which any sales are
      made?                                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by the
      underwriters reasonable and fair compared to that
      received in comparable transactions?                      x
      --------------------------------------------------------------------------
                                                               YES    NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer,(1) does the issue have an investment grade rating from at least one Nationally Recognized
      Statistical Rating Organization, or (2) if the issuer has
      less than three (3) years of continuous operations,
      does the issue have one of the three highest ratings
      from one such rating organization?                                     x
      --------------------------------------------------------------------------
                                                               YES    NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for
      at least three years?                                     x
      --------------------------------------------------------------------------
                                                               YES    NO     N/A
      --------------------------------------------------------------------------
  9   If the  transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this transaction? Please check with your Compliance
      Departement if unsure.                                    x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering? (Do not include offshore funds
      (I.e.,SICAVs) in this calculation.)                       x
      --------------------
                                        -----


      SHOW CALCULATION HERE:

      Total Units Offered:                                         5,250,000.00
      Price per Unit:                                                    $26.00
      10% of Total Offering:                                      13,650,000.00


      40-Act Fund           Units            Offer                         Total
                            To Buy           Price                         Value


              255              100           26.00                        $2,600
            71281            1,200           26.00                       $31,200
            71928                0           26.00                            $0
            81087           14,700           26.00                      $382,200
           391486           14,500           26.00                      $377,000
           391548            1,200           26.00                       $31,200
            52297              900           26.00                       $23,400
         89902549            2,000           26.00                       $52,000
         89902551            5,000           26.00                      $130,000
         ESTF0004            3,600           26.00                       $93,600
             MTEC            1,200           26.00                       $31,200
         PRINAGGR            4,700           26.00                      $122,200
          PRINCON              200           26.00                        $5,200
          PRINLCV                0           26.00                            $0
         PRINPART              400           26.00                       $10,400
          PRINSCG              100           26.00                        $2,600
             UFEG            1,800           26.00                       $46,800
           UFTECH              200           26.00                        $5,200
             8716              100           26.00                        $2,600

      Total Principal Amount Purchased by all                         $1,349,400
      40-Act Funds

      Total % of the Offering Purchased by all                            0.989%
      40-Act Funds
      -------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded to
      Lauren Teetsel in the NY Compliance Department?           x
      --------------------------------------------------------------------------


      /William S. Auslander/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this  Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act  Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds?  (Note: Compliance  personnel  at the
      MSDWIM  office  executing  these  trades is responsible
      for ensuring  that  the  appropriate  outside
      administrator receives a copy of the Checklist.           x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Regent Communications    Fund(s)  List below in Question #10 below

      Offering Date:   01/24/2000      No. of Securities Offered:     16,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:          $8.50
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

      Total Units Offered:                                         16,000,000.00
      Price per Unit:                                                       8.50
      10% of Total Offering:                                       13,600,000.00


      40-Act Fund           Units            Offer                         Total
                            To Buy           Price                         Value


            71281             300            8.50                         $2,550
            71928             200            8.50                         $1,700
            81087           4,200            8.50                        $35,700
           391486           4,100            8.50                        $34,850
           391548             300            8.50                         $2,550
            52297             300            8.50                         $2,550
         89902549             600            8.50                         $5,100
         89902551           1,400            8.50                        $11,900
         ESTF0004           1,000            8.50                         $8,500
             MTEC             400            8.50                         $3,400
         PRINAGGR           1,300            8.50                        $11,050
          PRINCON             100            8.50                           $850
          PRINLCV               0            8.50                             $0
         PRINPART             100            8.50                           $850
          PRINSCG               0            8.50                             $0
             UFEG             500            8.50                         $4,250
           UFTECH               0            8.50                             $0

      Total Principal Amount Purchased by all                           $125,800
      40-Act Funds

      Total % of the Offering Purchased by all                             0.09%
      40-Act Funds
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?        x
      --------------------------------------------------------------------------


      /Phillip w. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer:  Therma-Wave     Fund(s)          List below in Question #10 below

      Offering Date:    02/03/2000      No. of Securities Offered:     9,000,000
                                        (# of shares or # of bonds)

      Affiliated Broker:    MSDW        Price Per Unit:                   $20.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

   [] Municipal Securities      [   ] Offered in an  Eligible Foreign Offering *

   *See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities being offered pursuant to a firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will  transaction be executed away from Morgan Stanley
      and not allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public offering price and no later than the
      close of the first full  business day on which any
      sales are made?                                           x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by the
      underwriters reasonable and fair compared to that
      received in comparable transactions?                      x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer,  (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or
      (2) if the issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                           x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer,  has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this transaction?  Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
      (I.e.,SICAVs) in this calculation.)                       x
      --------------------
                               -----


      SHOW CALCULATION HERE:

      Total Units Offered:                                             9,000,000
      Price per Unit:                                                      20.00
      10% of Total Offering:                                       18,000,000.00


      40-Act Fund           Units            Offer                         Total
                            To Buy           Price                         Value

             8716             100            20.00                        $2,000
            71281           1,200            20.00                       $24,000
            71928             600            20.00                       $12,000
            81087          14,700            20.00                      $294,000
              255             100            20.00                        $2,000
           391486          14,400            20.00                      $288,000
           391548           1,200            20.00                       $24,000
            52297             900            20.00                       $18,000
         89902549           1,900            20.00                       $38,000
         89902551           4,900            20.00                       $98,000
         ESTF0004           3,600            20.00                       $72,000
             MTEC           1,300            20.00                       $26,000
         PRINAGGR           4,600            20.00                       $92,000
          PRINCON             200            20.00                        $4,000
          PRINLCV             100            20.00                        $2,000
         PRINPART             400            20.00                        $8,000
          PRINSCG             100            20.00                        $2,000
             UFEG           1,700            20.00                       $34,000
           UFTECH             200            20.00                        $4,000

      Total Principal Amount Purchased by all                         $1,044,000
      40-Act Funds

      Total % of the Offering Purchased by all                             0.58%
      40-Act Funds
      --------------------------------------------------------------------------

                                                            YES               NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      -------------------------------------------------------------------------


      /William S. Auslander/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this  Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the appropriate
      outside administrators for third-party 40-Act Funds?
      (Note: Compliance  personnel  at the  MSDWIM  office
      executing  these  trades is responsible for ensuring
      that the appropriate outside administrator receives
      a copy of the Checklist.                                  x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA



      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Dobson Communications   Fund(s)   List below in Question #10 below

      Offering Date:  02/03/2000      No. of Securities Offered:      25,000,000
                                      (# of shares or # of bonds)

      Affiliated Broker:    MSDW      Price Per Unit:                     $22.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [] Municipal Securities   [   ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities being offered pursuant to a
      firm commitment underwriting?                             x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from
      Morgan Stanley and not allocated to Morgan
      Stanley if it is a "pot trade"?                           x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that
      Morgan Stanley will not receive compensation
      in connection with the transaction?                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities  be  purchased  at not more
      than the public  offering price and no later than
      the close of the first full  business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by the
      underwriters reasonable and fair compared to that
      received in comparable transactions?                      x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized  Statistical Rating Organization, or (2)
      if the issuer  has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer,  has the issuer (including
      predecessors) been in continuous operation for at least
      three years?                                           x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the  transaction is intended for a  third-party
      40-Act  Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this transaction?  Please check with your Compliance
      Departement if unsure.                                 x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do  not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------

      SHOW CALCULATION HERE:

      Total Units Offered:                                         25,000,000.00
      Price per Unit:                                                      22.00
      10% of Total Offering:                                       55,000,000.00


      40-Act Fund           Units            Offer                         Total
                            To Buy           Price                         Value


             8716             700            22.00                       $15,400
            71281           7,300            22.00                      $160,600
            71928           3,400            22.00                       $74,800
            81087          89,000            22.00                    $1,958,000
              255             500            22.00                       $11,000
           391486          86,400            22.00                    $1,900,800
           391548           7,300            22.00                      $160,600
            52297           5,500            22.00                      $121,000
         89902549          11,600            22.00                      $255,200
         89902551          29,700            22.00                      $653,400
         ESTF0004          21,500            22.00                      $473,000
             MTEC           7,900            22.00                      $173,800
         PRINAGGR          27,600            22.00                      $607,200
          PRINCON           1,400            22.00                       $30,800
          PRINLCV             600            22.00                       $13,200
         PRINPART           2,500            22.00                       $55,000
          PRINSCG             600            22.00                       $13,200
             UFEG          10,500            22.00                      $231,000
           UFTECH           1,000            22.00                       $22,000

      Total Principal Amount Purchased by all                         $6,930,000
      40-Act Funds

      Total % of the Offering Purchased by all                             1.26%
      40-Act Funds
      --------------------------------------------------------------------------

                                                            YES               NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      --------------------------------------------------------------------------


      /William S. Auslander/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610) for
      MSDWIM-sponsored 40-Act Funds and to the
      appropriate outside administrators for third-party
      40-Act Funds?  (Note: Compliance  personnel at the
      MSDWIM office executing these trades is
      responsible for ensuring that the appropriate
      outside administrator receives a copy of the
      Checklist.                                                x
      --------------------------------------------------------------------------


      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
              255           ALLSTATE
           391486           MSDW GROWTH
           391548           MSDW SELECT
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
           UFTECH           UNIVERSAL TECHNOLOGY
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Antigenics               Fund(s)  List below in Question #10 below

      Offering Date:   02/04/2000      No. of Securities Offered:     3,500,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $18.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------


      SHOW CALCULATION HERE:

      Total Units Offered:                                          3,500,000.00
      Price per Unit:                                                      18.00
      10% of Total Offering:                                        6,300,000.00


      40-Act Fund           Units            Offer                         Total
                            To Buy           Price                         Value


       71281                 100             18.00                        $1,800
       71928                   0             18.00                            $0
       81087               1,100             18.00                       $19,800
         255                   0             18.00                            $0
      391486               1,000             18.00                       $18,000
      391548                 100             18.00                        $1,800
       52297                 100             18.00                        $1,800
    89902549                 100             18.00                        $1,800
    89902551                 300             18.00                        $5,400
    ESTF0004                 200             18.00                        $3,600
        MTEC                 100             18.00                        $1,800
    PRINAGGR                 300             18.00                        $5,400
     PRINCON                   0             18.00                            $0
     PRINLCV                   0             18.00                            $0
    PRINPART                   0             18.00                            $0
     PRINSCG                   0             18.00                            $0
        UFEG                 100             18.00                        $1,800
      UFTECH                   0             18.00                            $0

Total Principal Amount Purchased by all                                  $63,000
40-Act Funds

Total % of the Offering Purchased by all                                   0.10%
40-Act Funds
------------------------------------------------------------------------------

                                                            YES               NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      --------------------------------------------------------------------------


      /William S. Auslander/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Doubleclick Inc          Fund(s)  List below in Question #10 below

      Offering Date:   02/17/2000      No. of Securities Offered:     7,500,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $90.25
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

      Total Units Offered:                                          7,500,000.00
      Price per Unit:                                                      90.25
      10% of Total Offering:                                       67,687,500.00


      40-Act Fund           Units            Offer                         Total
                            To Buy           Price                         Value

       71281                      0          90.25                            $0
       71928                      0          90.25                            $0
       81087                 43,500          90.25                    $3,925,875
         255                      0          90.25                            $0
      391486                 41,800          90.25                    $3,772,450
      391548                  3,600          90.25                      $324,900
       52297                  2,800          90.25                      $252,700
        8716                    300          90.25                       $27,075
    89902549                      0          90.25                            $0
    89902551                      0          90.25                            $0
    ESTF0004                 10,300          90.25                      $929,575
        MTEC                  9,500          90.25                      $857,375
    PRINAGGR                 13,300          90.25                    $1,200,325
     PRINCON                    700          90.25                       $63,175
     PRINLCV                      0          90.25                            $0
    PRINPART                  1,400          90.25                      $126,350
     PRINSCG                      0          90.25                            $0
        UFEG                  5,200          90.25                      $469,300
      UFTECH                  1,700          90.25                      $153,425


Total Principal Amount Purchased by all                              $12,102,525
40-Act Funds

Total % of the Offering Purchased by all                                   1.79%
40-Act Funds
-------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                            YES               NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      --------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Eloquent, Inc            Fund(s)  List below in Question #10 below

      Offering Date:   02/17/2000      No. of Securities Offered:     4,500,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $16.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           4,500,000.00
     Price per Unit:                                                       16.00
     10% of Total Offering:                                         7,200,000.00


     40-Act Fund            Units            Offer                         Total
                            To Buy           Price                         Value

          71281              100             16.00                        $1,600
          71928                0             16.00                            $0
          81087            1,100             16.00                       $17,600
            255                0             16.00                            $0
         391486            1,000             16.00                       $16,000
         391548              100             16.00                        $1,600
          52297              100             16.00                        $1,600
           8716                0             16.00                            $0
       89902549              100             16.00                        $1,600
       89902551              300             16.00                        $4,800
       ESTF0004              200             16.00                        $3,200
           MTEC              100             16.00                        $1,600
       PRINAGGR              300             16.00                        $4,800
        PRINCON                0             16.00                            $0
        PRINLCV                0             16.00                            $0
       PRINPART                0             16.00                            $0
        PRINSCG                0             16.00                            $0
           UFEG              100             16.00                        $1,600
         UFTECH                0             16.00                            $0

Total Principal Amount Purchased by all                                  $56,000
40-Act Funds

Total % of the Offering Purchased by all                                   0.08%
40-Act Funds
--------------------------------------------------------------------------------


                                                            YES               NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      --------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Savvis Communications    Fund(s)  List below in Question #10 below

      Offering Date:   02/14/2000      No. of Securities Offered:     17,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $24.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                          17,000,000.00
     Price per Unit:                                                       24.00
     10% of Total Offering:                                        40,800,000.00


     40-Act Fund            Units            Offer                         Total
                            To Buy           Price                         Value


         71281               1,200           24.00                       $28,800
         71928                   0           24.00                            $0
         81087              11,300           24.00                      $271,200
           255                 100           24.00                        $2,400
        391486              10,900           24.00                      $261,600
        391548                 900           24.00                       $21,600
         52297                 700           24.00                       $16,800
          8716                 100           24.00                        $2,400
      89902549               1,500           24.00                       $36,000
      89902551               3,800           24.00                       $91,200
      ESTF0004               2,700           24.00                       $64,800
          MTEC               1,000           24.00                       $24,000
      PRINAGGR               3,500           24.00                       $84,000
       PRINCON                 200           24.00                        $4,800
       PRINLCV                   0           24.00                            $0
      PRINPART                 400           24.00                        $9,600
       PRINSCG                 100           24.00                        $2,400
          UFEG               1,400           24.00                       $33,600
        UFTECH                 200           24.00                        $4,800


     Total Principal Amount Purchased by all                            $960,000
     40-Act Funds

     Total % of the Offering Purchased by all                              0.24%
     40-Act Funds
-------------------------------------------------------------------------------


                                                            YES               NO
      --------------------------------------------------------------------------
11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      --------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Diversa Corp    Fund(s)  List below in Question #10 below

      Offering Date:   02/14/2000      No. of Securities Offered:      7,250,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $24.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           7,250,000.00
     Price per Unit:                                                       24.00
     10% of Total Offering:                                        17,400,000.00



        40-Act Fund            Units              Offer                    Total
                               To Buy             Price                    Value


         71281                  1,000             24.00                  $24,000
         71928                      0             24.00                       $0
         81087                 10,000             24.00                 $240,000
           255                    100             24.00                   $2,400
        391486                  9,600             24.00                 $230,400
        391548                    800             24.00                  $19,200
         52297                    600             24.00                  $14,400
          8716                    100             24.00                   $2,400
      89902549                  1,300             24.00                  $31,200
      89902551                  3,300             24.00                  $79,200
      ESTF0004                  2,400             24.00                  $57,600
          MTEC                    900             24.00                  $21,600
      PRINAGGR                  3,100             24.00                  $74,400
       PRINCON                    200             24.00                   $4,800
       PRINLCV                      0             24.00                       $0
      PRINPART                    300             24.00                   $7,200
       PRINSCG                    100             24.00                   $2,400
          UFEG                  1,200             24.00                  $28,800
        UFTECH                    100             24.00                   $2,400


     Total Principal Amount Purchased by all                            $842,400
     40-Act Funds

     Total % of the Offering Purchased by all                              0.48%
     40-Act Funds
      --------------------------------------------------------------------------

                                                            YES               NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      --------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Flag Telecom Holdings    Fund(s)  List below in Question #10 below

      Offering Date:   02/11/2000      No. of Securities Offered:     31,680,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $24.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

  Total Units Offered:                                             31,680,000.00
  Price per Unit:                                                          24.00
  10% of Total Offering:                                           76,032,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value


         71281                  3,300        24.00                       $79,200
         71928                  1,200        24.00                       $28,800
         81087                 34,100        24.00                      $818,400
           255                    200        24.00                        $4,800
        391486                 32,800        24.00                      $787,200
        391548                  2,800        24.00                       $67,200
         52297                  2,100        24.00                       $50,400
          8716                    300        24.00                        $7,200
      89902549                  4,400        24.00                      $105,600
      89902551                 11,300        24.00                      $271,200
      ESTF0004                  8,100        24.00                      $194,400
          MTEC                  3,200        24.00                       $76,800
      PRINAGGR                 10,400        24.00                      $249,600
       PRINCON                    500        24.00                       $12,000
       PRINLCV                    200        24.00                        $4,800
      PRINPART                  1,000        24.00                       $24,000
       PRINSCG                    300        24.00                        $7,200
          UFEG                  4,000        24.00                       $96,000
        UFTECH                    500        24.00                       $12,000


     Total Principal Amount Purchased by all                          $2,896,800
     40-Act Funds

     Total % of the Offering Purchased by all                              0.38%
     40-Act Funds
-------------------------------------------------------------------------------


                                                            YES               NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      --------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Cypress Communications   Fund(s)  List below in Question #10 below

      Offering Date:   02/10/2000      No. of Securities Offered:     10,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $17.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                          10,000,000.00
     Price per Unit:                                                       17.00
     10% of Total Offering:                                        17,000,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value


       71281                    400          17.00                        $6,800
       71928                      0          17.00                            $0
       81087                  4,100          17.00                       $69,700
         255                      0          17.00                            $0
      391486                  3,900          17.00                       $66,300
      391548                    300          17.00                        $5,100
       52297                    300          17.00                        $5,100
    89902549                    500          17.00                        $8,500
    89902551                  1,400          17.00                       $23,800
    ESTF0004                  1,000          17.00                       $17,000
        MTEC                    400          17.00                        $6,800
    PRINAGGR                  1,300          17.00                       $22,100
     PRINCON                    100          17.00                        $1,700
     PRINLCV                      0          17.00                            $0
              PRINPART          100          17.00                        $1,700
     PRINSCG                      0          17.00                            $0
        UFEG                    500          17.00                        $8,500
      UFTECH                    100          17.00                        $1,700


     Total Principal Amount Purchased by all                            $244,800
     40-Act Funds

     Total % of the Offering Purchased by all                              0.14%
     40-Act Funds
-------------------------------------------------------------------------------


                                                            YES               NO
      --------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
      --------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

      --------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Webmethods   Fund(s)  List below in Question #10 below

      Offering Date:   02/10/2000      No. of Securities Offered:      4,100,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $35.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           4,100,000.00
     Price per Unit:                                                       35.00
     10% of Total Offering:                                        14,350,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value


         71281                    300        35.00                       $10,500
         71928                      0        35.00                            $0
         81087                  3,300        35.00                      $115,500
           255                      0        35.00                            $0
        391486                  3,100        35.00                      $108,500
        391548                    300        35.00                       $10,500
         52297                    200        35.00                        $7,000
      89902549                    400        35.00                       $14,000
      89902551                  1,000        35.00                       $35,000
      ESTF0004                    700        35.00                       $24,500
          MTEC                    300        35.00                       $10,500
      PRINAGGR                  1,000        35.00                       $35,000
       PRINCON                      0        35.00                            $0
       PRINLCV                      0        35.00                            $0
      PRINPART                    100        35.00                        $3,500
       PRINSCG                      0        35.00                            $0
          UFEG                    400        35.00                       $14,000
        UFTECH                      0        35.00                            $0


  Total Principal Amount Purchased by all                               $388,500
  40-Act Funds

  Total % of the Offering Purchased by all                                 0.27%
  40-Act Funds
-------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Palm, Inc                Fund(s)  List below in Question #10 below

      Offering Date:   03/01/2000      No. of Securities Offered:     23,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $38.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                          23,000,000.00
     Price per Unit:                                                       38.00
     10% of Total Offering:                                        87,400,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value


         71281                  2,500        38.00                       $95,000
         71928                    600        38.00                       $22,800
         81087                 18,700        38.00                      $710,600
           255                    100        38.00                        $3,800
        391486                 17,900        38.00                      $680,200
        391548                  1,600        38.00                       $60,800
         52297                  1,200        38.00                       $45,600
          8716                    100        38.00                        $3,800
      89902549                  2,300        38.00                       $87,400
      89902551                  6,300        38.00                      $239,400
      ESTF0004                  4,300        38.00                      $163,400
          MTEC                  2,000        38.00                       $76,000
      PRINAGGR                  5,700        38.00                      $216,600
       PRINCON                    300        38.00                       $11,400
       PRINLCV                    100        38.00                        $3,800
      PRINPART                    600        38.00                       $22,800
       PRINSCG                    200        38.00                        $7,600
          UFEG                  2,200        38.00                       $83,600
        UFTECH                    400        38.00                       $15,200


  Total Principal Amount Purchased by all                             $2,549,800
  40-Act Funds

  Total % of the Offering Purchased by all                                 0.29%
  40-Act Funds
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: AsiaInfo                 Fund(s)  List below in Question #10 below

      Offering Date:   03/02/2000      No. of Securities Offered:      5,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $24.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           5,000,000.00
     Price per Unit:                                                       24.00
     10% of Total Offering:                                        12,000,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value

         71281                  1,400        24.00                       $33,600
         71928                      0        24.00                            $0
         81087                      0        24.00                            $0
           255                      0        24.00                            $0
        391486                      0        24.00                            $0
        391548                      0        24.00                            $0
         52297                      0        24.00                            $0
          8716                      0        24.00                            $0
      89902549                      0        24.00                            $0
      89902551                      0        24.00                            $0
      ESTF0004                      0        24.00                            $0
          MTEC                  1,000        24.00                       $24,000
      PRINAGGR                      0        24.00                            $0
       PRINCON                      0        24.00                            $0
       PRINLCV                      0        24.00                            $0
      PRINPART                      0        24.00                            $0
       PRINSCG                    100        24.00                        $2,400
          UFEG                      0        24.00                            $0
        UFTECH                    200        24.00                        $4,800

     Total Principal Amount Purchased by all                             $64,800
     40-Act Funds

     Total % of the Offering Purchased by all                              0.05%
     40-Act Funds
-------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Dennis P. Lynch/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Radio One                Fund(s)  List below in Question #10 below

      Offering Date:   03/03/2000      No. of Securities Offered:      5,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $70.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------


      SHOW CALCULATION HERE:

     Total Units Offered:                                           5,000,000.00
     Price per Unit:                                                       70.00
     10% of Total Offering:                                        35,000,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value

          71281                 12,600       70.00                      $882,000
          71928                      0       70.00                            $0
          81087                      0       70.00                            $0
            255                      0       70.00                            $0
         391486                      0       70.00                            $0
         391548                      0       70.00                            $0
          52297                      0       70.00                            $0
           8716                      0       70.00                            $0
       89902549                      0       70.00                            $0
       89902551                      0       70.00                            $0
       ESTF0004                      0       70.00                            $0
           MTEC                      0       70.00                            $0
       PRINAGGR                      0       70.00                            $0
        PRINCON                      0       70.00                            $0
        PRINLCV                      0       70.00                            $0
       PRINPART                      0       70.00                            $0
        PRINSCG                    800       70.00                       $56,000
           UFEG                      0       70.00                            $0
         UFTECH                      0       70.00                            $0

      Total Principal Amount Purchased by all                           $938,000
      40-Act Funds

      Total % of the Offering Purchased by all                             0.27%
      40-Act Funds

 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Dennis P. Lynch/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Crayfish LTD             Fund(s)  List below in Question #10 below

      Offering Date:   03/06/2000      No. of Securities Offered:      4,350,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $24.50
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           4,350,000.00
     Price per Unit:                                                       24.50
     10% of Total Offering:                                        10,657,500.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value

          71281                  3,000       24.50                       $73,500
          71928                      0       24.50                            $0
          81087                      0       24.50                            $0
            255                      0       24.50                            $0
         391486                      0       24.50                            $0
         391548                      0       24.50                            $0
          52297                      0       24.50                            $0
           8716                      0       24.50                            $0
       89902549                      0       24.50                            $0
       89902551                      0       24.50                            $0
       ESTF0004                      0       24.50                            $0
           MTEC                  2,300       24.50                       $56,350
       PRINAGGR                      0       24.50                            $0
        PRINCON                      0       24.50                            $0
        PRINLCV                      0       24.50                            $0
       PRINPART                      0       24.50                            $0
        PRINSCG                    200       24.50                        $4,900
           UFEG                      0       24.50                            $0
         UFTECH                    500       24.50                       $12,250

      Total Principal Amount Purchased by all                           $147,000
      40-Act Funds

      Total % of the Offering Purchased by all                             0.14%
      40-Act Funds

--------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Dennis P. Lynch/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer:First World Communications Fund(s) List below in Question #10 below

      Offering Date:   03/07/2000      No. of Securities Offered:     10,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $17.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                          10,000,000.00
     Price per Unit:                                                       17.00
     10% of Total Offering:                                        17,000,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value

          71281                  2,800       17.00                       $47,600
          71928                      0       17.00                            $0
          81087                 19,300       17.00                      $328,100
            255                    100       17.00                        $1,700
         391486                 18,600       17.00                      $316,200
         391548                  1,600       17.00                       $27,200
          52297                  1,300       17.00                       $22,100
           8716                    200       17.00                        $3,400
       89902549                  2,400       17.00                       $40,800
       89902551                  6,600       17.00                      $112,200
       ESTF0004                  4,500       17.00                       $76,500
           MTEC                  2,200       17.00                       $37,400
       PRINAGGR                  5,900       17.00                      $100,300
        PRINCON                    300       17.00                        $5,100
        PRINLCV                      0       17.00                            $0
       PRINPART                    700       17.00                       $11,900
        PRINSCG                    200       17.00                        $3,400
           UFEG                  2,300       17.00                       $39,100
         UFTECH                    500       17.00                        $8,500


      Total Principal Amount Purchased by all                         $1,181,500
      40-Act Funds

      Total % of the Offering Purchased by all                             0.70%
      40-Act Funds


 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer:GT Group Telecom           Fund(s) List below in Question #10 below

      Offering Date:   03/09/2000      No. of Securities Offered:     18,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $14.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                          18,000,000.00
     Price per Unit:                                                       14.00
     10% of Total Offering:                                        25,200,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value

          71281                  5,900       14.00                       $82,600
          71928                      0       14.00                            $0
          81087                 40,200       14.00                      $562,800
            255                    200       14.00                        $2,800
         391486                 38,500       14.00                      $539,000
         391548                  3,400       14.00                       $47,600
          52297                  2,600       14.00                       $36,400
           8716                    300       14.00                        $4,200
       89902549                  5,000       14.00                       $70,000
       89902551                 13,700       14.00                      $191,800
       ESTF0004                  9,300       14.00                      $130,200
           MTEC                  4,600       14.00                       $64,400
       PRINAGGR                 12,300       14.00                      $172,200
        PRINCON                    600       14.00                        $8,400
        PRINLCV                      0       14.00                            $0
       PRINPART                  1,500       14.00                       $21,000
        PRINSCG                    400       14.00                        $5,600
           UFEG                  4,800       14.00                       $67,200
         UFTECH                  1,100       14.00                       $15,400


      Total Principal Amount Purchased by all                         $2,021,600
      40-Act Funds

      Total % of the Offering Purchased by all                             0.80%
      40-Act Funds

 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer:Digital                    Fund(s) List below in Question #10 below

      Offering Date:   03/13/2000      No. of Securities Offered:      9,300,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $24.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           9,300,000.00
     Price per Unit:                                                       24.00
     10% of Total Offering:                                        22,320,000.00



        40-Act Fund            Units        Offer                          Total
                               To Buy       Price                          Value

          71281                    400       24.00                        $9,600
          71928                      0       24.00                            $0
          81087                  2,800       24.00                       $67,200
            255                      0       24.00                            $0
         391486                  2,700       24.00                       $64,800
         391548                    200       24.00                        $4,800
          52297                    200       24.00                        $4,800
           8716                      0       24.00                            $0
       89902549                    300       24.00                        $7,200
       89902551                    900       24.00                       $21,600
       ESTF0004                    600       24.00                       $14,400
           MTEC                    300       24.00                        $7,200
       PRINAGGR                    800       24.00                       $19,200
        PRINCON                      0       24.00                            $0
        PRINLCV                      0       24.00                            $0
       PRINPART                    100       24.00                        $2,400
        PRINSCG                      0       24.00                            $0
           UFEG                    300       24.00                        $7,200
         UFTECH                    100       24.00                        $2,400


      Total Principal Amount Purchased by all                           $232,800
      40-Act Funds

      Total % of the Offering Purchased by all                             0.10%
      40-Act Funds

 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer:Aclara Biosciences         Fund(s) List below in Question #10 below

      Offering Date:   03/21/2000      No. of Securities Offered:      9,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $21.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           9,000,000.00
     Price per Unit:                                                       21.00
     10% of Total Offering:                                        18,900,000.00



        40-Act Fund              Units      Offer                          Total
                                 To Buy     Price                          Value

          71281                  1,300       21.00                       $27,300
          71928                      0       21.00                            $0
          81087                 10,100       21.00                      $212,100
            255                    100       21.00                        $2,100
         391486                  9,400       21.00                      $197,400
         391548                    800       21.00                       $16,800
          52297                    600       21.00                       $12,600
           8716                    100       21.00                        $2,100
       89902549                  1,200       21.00                       $25,200
       89902551                  3,400       21.00                       $71,400
       ESTF0004                  2,200       21.00                       $46,200
           MTEC                  1,000       21.00                       $21,000
       PRINAGGR                  3,000       21.00                       $63,000
        PRINCON                    100       21.00                        $2,100
        PRINLCV                      0       21.00                            $0
       PRINPART                    400       21.00                        $8,400
        PRINSCG                    100       21.00                        $2,100
           UFEG                  1,200       21.00                       $25,200
         UFTECH                    300       21.00                        $6,300


      Total Principal Amount Purchased by all                           $741,300
      40-Act Funds

      Total % of the Offering Purchased by all                             0.39%
      40-Act Funds

 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /William S. Auslander/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer:Silicon Laboratories       Fund(s) List below in Question #10 below

      Offering Date:   03/23/2000      No. of Securities Offered:      3,200,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $31.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           3,200,000.00
     Price per Unit:                                                       31.00
     10% of Total Offering:                                         9,920,000.00



        40-Act Fund              Units        Offer                        Total
                                 To Buy       Price                        Value

          71281                    200         31.00                      $6,200
          71928                      0         31.00                          $0
          81087                  1,400         31.00                     $43,400
            255                      0         31.00                          $0
         391486                  1,300         31.00                     $40,300
         391548                    100         31.00                      $3,100
          52297                    100         31.00                      $3,100
           8716                      0         31.00                          $0
       89902549                    200         31.00                      $6,200
       89902551                    500         31.00                     $15,500
       ESTF0004                    300         31.00                      $9,300
           MTEC                    100         31.00                      $3,100
       PRINAGGR                    400         31.00                     $12,400
        PRINCON                      0         31.00                          $0
        PRINLCV                      0         31.00                          $0
       PRINPART                    100         31.00                      $3,100
        PRINSCG                      0         31.00                          $0
           UFEG                    200         31.00                      $6,200
         UFTECH                      0         31.00                          $0


      Total Principal Amount Purchased by all                           $151,900
      40-Act Funds

      Total % of the Offering Purchased by all                             0.15%
      40-Act Funds

 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer:Via Systems                Fund(s) List below in Question #10 below

      Offering Date:   03/23/2000      No. of Securities Offered:     44,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $21.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                          44,000,000.00
     Price per Unit:                                                       21.00
     10% of Total Offering:                                        92,400,000.00



        40-Act Fund              Units            Offer                    Total
                                 To Buy           Price                    Value

          71281                  3,400            21.00                  $71,400
          71928                      0            21.00                       $0
          81087                 25,200            21.00                 $529,200
            255                    100            21.00                   $2,100
         391486                 23,900            21.00                 $501,900
         391548                  2,100            21.00                  $44,100
          52297                  1,700            21.00                  $35,700
           8716                    200            21.00                   $4,200
       89902549                  3,100            21.00                  $65,100
       89902551                  8,700            21.00                 $182,700
       ESTF0004                  5,700            21.00                 $119,700
           MTEC                  2,700            21.00                  $56,700
       PRINAGGR                  7,600            21.00                 $159,600
        PRINCON                    400            21.00                   $8,400
        PRINLCV                      0            21.00                       $0
       PRINPART                  1,000            21.00                  $21,000
        PRINSCG                    200            21.00                   $4,200
           UFEG                  3,000            21.00                  $63,000
         UFTECH                    900            21.00                  $18,900

      Total Principal Amount Purchased by all                         $1,887,900
      40-Act Funds

      Total % of the Offering Purchased by all                             0.20%
      40-Act Funds

 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: Allos Therapeutics        Fund(s) List below in Question #10 below

      Offering Date:   03/27/2000      No. of Securities Offered:      5,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $18.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           5,000,000.00
     Price per Unit:                                                       18.00
     10% of Total Offering:                                         9,000,000.00



        40-Act Fund              Units            Offer                    Total
                                 To Buy           Price                    Value

          71281                    100            18.00                   $1,800
          71928                      0            18.00                       $0
          81087                  1,400            18.00                  $25,200
            255                      0            18.00                       $0
         391486                  1,100            18.00                  $19,800
         391548                    100            18.00                   $1,800
          52297                    100            18.00                   $1,800
           8716                      0            18.00                       $0
       89902549                      0            18.00                       $0
       89902551                      0            18.00                       $0
       ESTF0004                    200            18.00                   $3,600
           MTEC                    100            18.00                   $1,800
       PRINAGGR                    300            18.00                   $5,400
        PRINCON                      0            18.00                       $0
        PRINLCV                      0            18.00                       $0
       PRINPART                      0            18.00                       $0
        PRINSCG                      0            18.00                       $0
           UFEG                    100            18.00                   $1,800
         UFTECH                      0            18.00                       $0

      Total Principal Amount Purchased by all                            $63,000
      40-Act Funds

      Total % of the Offering Purchased by all                             0.07%
      40-Act Funds

--------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: ArtistDirect              Fund(s) List below in Question #10 below

      Offering Date:   03/27/2000      No. of Securities Offered:      5,000,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $12.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------


      SHOW CALCULATION HERE:

     Total Units Offered:                                           5,000,000.00
     Price per Unit:                                                       12.00
     10% of Total Offering:                                         6,000,000.00



        40-Act Fund              Units            Offer                    Total
                                 To Buy           Price                    Value

          71281                    200            12.00                   $2,400
          71928                      0            12.00                       $0
          81087                  1,500            12.00                  $18,000
            255                      0            12.00                       $0
         391486                  1,500            12.00                  $18,000
         391548                    100            12.00                   $1,200
          52297                    100            12.00                   $1,200
           8716                      0            12.00                       $0
       89902549                      0            12.00                       $0
       89902551                      0            12.00                       $0
       ESTF0004                    400            12.00                   $4,800
           MTEC                    200            12.00                   $2,400
       PRINAGGR                    500            12.00                   $6,000
        PRINCON                      0            12.00                       $0
        PRINLCV                      0            12.00                       $0
       PRINPART                    100            12.00                   $1,200
        PRINSCG                    200            12.00                   $2,400
           UFEG                    200            12.00                   $2,400
         UFTECH                    100            12.00                   $1,200

      Total Principal Amount Purchased by all                            $61,200
      40-Act Funds

      Total % of the Offering Purchased by all                             0.10%
      40-Act Funds

--------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
     Issuer:Intrabiotics Pharmacuticals Fund(s) List below in Question #10 below

      Offering Date:   03/28/2000      No. of Securities Offered:      7,500,000
                                       (# of shares or # of bonds)

      Affiliated Broker:    MSDW                  Price Per Unit:         $15.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           7,500,000.00
     Price per Unit:                                                       15.00
     10% of Total Offering:                                        11,250,000.00



        40-Act Fund              Units            Offer                    Total
                                 To Buy           Price                    Value

          71281                  4,200            15.00                  $63,000
          71928                      0            15.00                       $0
          81087                 29,900            15.00                 $448,500
            255                    200            15.00                   $3,000
         391486                 28,500            15.00                 $427,500
         391548                  2,600            15.00                  $39,000
          52297                  2,000            15.00                  $30,000
           8716                    200            15.00                   $3,000
       89902549                      0            15.00                       $0
       89902551                      0            15.00                       $0
       ESTF0004                  6,900            15.00                 $103,500
           MTEC                  3,400            15.00                  $51,000
       PRINAGGR                  9,200            15.00                 $138,000
        PRINCON                    500            15.00                   $7,500
        PRINLCV                      0            15.00                       $0
       PRINPART                  1,200            15.00                  $18,000
        PRINSCG                    200            15.00                   $3,000
           UFEG                  3,600            15.00                  $54,000
         UFTECH                  1,200            15.00                  $18,000

      Total Principal Amount Purchased by all                         $1,407,000
      40-Act Funds

      Total % of the Offering Purchased by all                             1.25%
      40-Act Funds


 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
     Issuer:Luminex                     Fund(s) List below in Question #10 below

      Offering Date:   03/30/2000      No. of Securities Offered:      4,500,000
                                       (# of shares or # of bonds)
      Affiliated Broker:    MSDW                  Price Per Unit:         $17.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           4,500,000.00
     Price per Unit:                                                       17.00
     10% of Total Offering:                                         7,650,000.00



        40-Act Fund              Units            Offer                    Total
                                 To Buy           Price                    Value

          71281                  5,100            17.00                  $86,700
          71928                      0            17.00                       $0
          81087                 38,100            17.00                 $647,700
            255                    200            17.00                   $3,400
         391486                 35,800            17.00                 $608,600
         391548                  3,200            17.00                  $54,400
          52297                  2,500            17.00                  $42,500
           8716                    300            17.00                   $5,100
       89902549                      0            17.00                       $0
       89902551                      0            17.00                       $0
       ESTF0004                  8,600            17.00                 $146,200
           MTEC                  3,900            17.00                  $66,300
       PRINAGGR                 11,500            17.00                 $195,500
        PRINCON                    600            17.00                  $10,200
        PRINLCV                      0            17.00                       $0
       PRINPART                  1,500            17.00                  $25,500
        PRINSCG                    300            17.00                   $5,100
           UFEG                  4,600            17.00                  $78,200
         UFTECH                  1,400            17.00                  $23,800


      Total Principal Amount Purchased by all                         $1,999,200
      40-Act Funds

      Total % of the Offering Purchased by all                             2.61%
      40-Act Funds


 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
     Issuer: Krispy Kreme Doughnut Co   Fund(s) List below in Question #10 below

      Offering Date:   04/05/2000      No. of Securities Offered:      3,000,000
                                       (# of shares or # of bonds)
      Affiliated Broker:    MSDW                  Price Per Unit:         $21.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           3,000,000.00
     Price per Unit:                                                       21.00
     10% of Total Offering:                                         6,300,000.00



        40-Act Fund            Units              Offer                    Total
                               To Buy             Price                    Value

          71281                 27,300            21.00                 $573,300
          71928                      0            21.00                       $0
          81087                      0            21.00                       $0
            255                      0            21.00                       $0
         391486                      0            21.00                       $0
         391548                      0            21.00                       $0
          52297                      0            21.00                       $0
           8716                      0            21.00                       $0
       89902549                      0            21.00                       $0
       89902551                      0            21.00                       $0
       ESTF0004                      0            21.00                       $0
           MTEC                      0            21.00                       $0
       PRINAGGR                      0            21.00                       $0
        PRINCON                      0            21.00                       $0
        PRINLCV                      0            21.00                       $0
       PRINPART                      0            21.00                       $0
        PRINSCG                  1,300            21.00                  $27,300
           UFEG                      0            21.00                       $0
         UFTECH                      0            21.00                       $0

      Total Principal Amount Purchased by all                           $600,600
      40-Act Funds

      Total % of the Offering Purchased by all                             0.95%
      40-Act Funds


 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Dennis P. Lynch/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: I3 Mobile                 Fund(s) List below in Question #10 below

      Offering Date:   04/06/2000      No. of Securities Offered:      5,100,000
                                       (# of shares or # of bonds)
      Affiliated Broker:    MSDW                  Price Per Unit:         $16.00
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                           5,100,000.00
     Price per Unit:                                                       16.00
     10% of Total Offering:                                         8,160,000.00



        40-Act Fund            Units               Offer                   Total
                               To Buy              Price                   Value

          71281                  600               16.00                  $9,600
          71928                    0               16.00                      $0
          81087                4,900               16.00                 $78,400
            255                    0               16.00                      $0
         391486                4,600               16.00                 $73,600
         391548                  400               16.00                  $6,400
          52297                  300               16.00                  $4,800
           8716                    0               16.00                      $0
       89902549                  600               16.00                  $9,600
       89902551                1,800               16.00                 $28,800
       ESTF0004                1,100               16.00                 $17,600
           MTEC                  500               16.00                  $8,000
       PRINAGGR                1,500               16.00                 $24,000
        PRINCON                  100               16.00                  $1,600
        PRINLCV                    0               16.00                      $0
       PRINPART                  200               16.00                  $3,200
        PRINSCG                    0               16.00                      $0
           UFEG                  600               16.00                  $9,600
         UFTECH                  200               16.00                  $3,200


      Total Principal Amount Purchased by all                           $278,400
      40-Act Funds

      Total % of the Offering Purchased by all                             0.34%
      40-Act Funds
--------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------


      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA


      INSTRUCTIONS: 40-ACT FUNDS

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund (Note: This Checklist can be found in Excel at L:\checklist\funds.xls)and forward it to Lauren Teetsel (or Don Ryan in her absence) in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      AFFILIATED UNDERWRITING CHECKLIST ("CHECKLIST") FOR 40-ACT FUNDS

      --------------------------------------------------------------------------
      Issuer: AT&T Wireless             Fund(s) List below in Question #10 below

      Offering Date:   04/26/2000      No. of Securities Offered:    360,000,000
                                       (# of shares or # of bonds)
      Affiliated Broker:    MSDW                  Price Per Unit:         $29.50
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  1   The securities to be purchased are:  Check One

 [x]Registered under the Securities Act of 1933 [] Eligible Rule 144A securities

      [ ]Municipal Securities    [  ] Offered in an  Eligible Foreign Offering *

 *  See Section V.4.d.4(a)(iii) for a description of a eligible foreign offering
      --------------------------------------------------------------------------

                                                               YES            NO
      --------------------------------------------------------------------------
  2   Are the securities  being offered pursuant to a  firm
      commitment underwriting?                                  x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  3   Will transaction be executed away from Morgan Stanley
      and not  allocated to Morgan Stanley if it is a
      "pot trade"?                                              x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  4   Has the executing dealer represented that Morgan
      Stanley will not receive compensation in connection
      with the transaction?                                     x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  5   Will the  securities be purchased at not more than
      the public  offering price and no later than the
      close of the first full business day on which
      any sales are made?                                       x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
  6   Is the commission or spread to be received by
      the underwriters reasonable and fair compared
      to that received in comparable transactions?              x
      --------------------------------------------------------------------------
                                                            YES       NO    N/A
      --------------------------------------------------------------------------
  7   If a municipal issuer, (1) does the issue have an
      investment grade rating from at least one Nationally
      Recognized Statistical Rating Organization, or (2) if
      the  issuer has less than three (3) years of
      continuous operations, does the issue have one of
      the three highest ratings from one such rating
      organization?                                                            x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  8   If not a municipal issuer, has the issuer (including
      predecessors) been in continuous operation for at
      least three years?                                     x
      --------------------------------------------------------------------------
                                                            YES       NO     N/A
      --------------------------------------------------------------------------
  9   If the transaction is intended for a third-party
      40-Act Fund, has it adopted affiliated underwriting
      procedures (I.e. Rule 10f-3) that permit it to engage
      in this  transaction? Please check with your
      Compliance Departement if unsure.                      x
      --------------------------------------------------------------------------
                                                               YES            NO
      --------------------------------------------------------------------------
 10   Is the total principal amount of securities purchased
      by MSDWIM/MAS for all 40-Act Funds no more than 10%
      of the total offering?  (Do not include offshore funds
     (I.e.,SICAVs) in this calculation.)                        x
      --------------------
                                    -----


      SHOW CALCULATION HERE:

     Total Units Offered:                                         360,000,000.00
     Price per Unit:                                                       29.50
     10% of Total Offering:                                     1,062,000,000.00



        40-Act Fund            Units              Offer                    Total
                               To Buy             Price                    Value

             JL50                    200          29.50                   $5,900
            71281                 37,600          29.50               $1,109,200
            71928                  9,100          29.50                 $268,450
            81087                117,800          29.50               $3,475,100
              255                    600          29.50                  $17,700
           391486                108,900          29.50               $3,212,550
           391548                 10,000          29.50                 $295,000
            52297                  8,400          29.50                 $247,800
             8716                  1,000          29.50                  $29,500
         89902549                 14,100          29.50                 $415,950
         89902551                 43,300          29.50               $1,277,350
         ESTF0004                 25,800          29.50                 $761,100
             MTEC                 30,600          29.50                 $902,700
         PRINAGGR                 35,200          29.50               $1,038,400
          PRINCON                  1,700          29.50                  $50,150
          PRINLCV                  1,500          29.50                  $44,250
         PRINPART                  5,100          29.50                 $150,450
          PRINSCG                  1,800          29.50                  $53,100
             UFEG                 13,900          29.50                 $410,050
           UFTECH                 11,300          29.50                 $333,350

      Total Principal Amount Purchased by all                        $14,092,150
      40-Act Funds

      Total % of the Offering Purchased by all                             0.13%
      40-Act Funds


 -------------------------------------------------------------------------------


                                                            YES               NO
--------------------------------------------------------------------------------
 11   Has a copy of this completed checklist been forwarded
      to Lauren Teetsel in the NY Compliance Department?     x
--------------------------------------------------------------------------------




      /Phillip W. Friedman/
      Portfolio Manager's or designee's Signature

      Compliance*:                                             YES            NO

 -------------------------------------------------------------------------------
 12   Has a copy of this Checklist been forwarded to
      Chase Global Fund Services (fax#  617-557-8610)
      for MSDWIM-sponsored 40-Act Funds and to the
      appropriate  outside  administrators for third-party
      40-Act Funds? (Note: Compliance personnel at the
      MSDWIM office executing these trades is responsible
      for ensuring that the appropriate outside administrator
      receives a copy of the Checklist.                         x
      --------------------------------------------------------------------------

      LEGEND

      GIMS ACRONYM          ACCOUNT NAME
      ------------          ------------
            71281           MSDW EMERGING GROWTH
            71928           MSDW VALUE EQUITY
            81087           MSDW EQUITY GROWTH
           391486           MSDW GROWTH
            52297           VKAC EQUITY GRWOTH
         89902549           MSDW AGGRESSIVE GROWTH
         89902551           VKAC AGGRESSIVE RETAIL
         ESTF0004           ENDEAVOR EQUITY
             MTEC           MSDW TECHNOLOGY
         PRINAGGR           PRINCOR EQUITY
          PRINCON           PRINCOR CONCENTRATED
          PRINLCV           PRINCOR LARGE CAP VALUE
         PRINPART           PRINCOR SMALL CAP GROWTH
             UFEG           UNIVERSAL EQUITY GROWTH
             8716           CIGNA